SECOND AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT OF
LIMITED PARTNERSHIP OF XL PRINCIPAL PARTNERS I, L.P.

SECOND AMENDMENT, dated as of March 6, 2003 (this “Amendment”) to the Amended and Restated Agreement of Limited Partnership, dated as of June 28, 2001 (the “Partnership Agreement”), of XL Principal Partners I, L.P. (the “Partnership”).

W I T N E S S E T H

WHEREAS, XL Capital Partners Corporation, as general partner of the Partnership (the “General Partner”), desires to amend the Partnership Agreement with the consent of a majority of the Limited Partners to reflect certain changes in Section 8.2;

NOW, THEREFORE, in furtherance of the foregoing, the General Partner and the Limited Partners hereby agree as follows:

1. Amendment to Section 6.1(d). The last sentence of Section 6.1(d) is hereby deleted.

2. Amendment to Section 8.2(a). The first sentence of Section 8.2(a) is hereby replaced with the following two sentences to read as follows:

  “Except as set forth either in the immediately following sentence or in Section 6.1(c), distributions from the Partnership generally shall be made in the following order and priority: (i) first, to the General Partner and the Limited Partners on a pro rata basis based on their respective Capital Contributions until they each have received an amount equal to their respective Capital Contributions; and (ii) thereafter, 80% to the General Partner and 20% to the Limited Partners. All income earned on Capital Contributions of the Partners pending the use of such Capital Contributions to acquire Investments shall be distributed, whenever distributed, to such Partners in accordance with their respective shares of the Capital Contributions that generated such income, as determined in good faith by the General Partner.”

3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Cayman Islands.

4. Effective Date. Upon execution by the General Partner, this Amendment shall be effective as of January 1, 2002.

IN WITNESS WHEREOF the General Partner has executed this Amendment as of the date first above written.

GENERAL PARTNER:
XL CAPITAL PARTNERS CORPORATION

By:_______________________________________
Name:
Title:

LIMITED PARTNERS:

By: GENERAL PARTNER, as
Attorney-in-Fact

XL CAPITAL PARTNERS CORPORATION

By:_______________________________________
Name:
Title:

EXHIBIT A

XL CAPITAL PARTNERS I, L.P.

XL PRINCIPAL PARTNERS I, L.P.

The undersigned hereby consents to the Second Amendment to the Amended and Restated Agreement of Limited Partnership.

_________________________________
Name:

Date: ____________________________